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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report: March 28, 1995

Date of earliest event reported: March 21, 1995




                               COUNTRYWIDE CREDIT INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



Delaware                        1-8422                 95-4083087
(State or other jurisdiction (Commission            (IRS Employer
of incorporation             File Number)  Identification Number)



155 North Lake Avenue, Pasadena, CA                         91101
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:(818) 304-8400

Item 5.   Other Events.

           A copy of a press release dated March 21, 1995, announcing the Company's preliminary results for the fiscal year ended February 28, 1995, is attached hereto as Exhibit 99 and is incorporated herein by this reference.

Item 7.   Financial Statement and Exhibits.

          (c)  Exhibits

               (99) Press-release dated March 21, 1995.

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                                   SIGNATURES



           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              COUNTRYWIDE CREDIT INDUSTRIES, INC.


Dated:                        March 28, 1995                   By:    /s/
Stanford L. Kurland
                                 Stanford L. Kurland
                                 Senior Managing Director,
                                 Chief Operating Officer and
                                 Chief Financial Officer